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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 8, 2001


                                   MAREX, INC.
               (Exact name of registrant as specified in charter)

          FLORIDA                    000-25129                   65-0354269
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



5835 Blue Lagoon Drive, 4th Floor, Miami, Florida                        33126
-------------------------------------------------                     ----------
     (Address of principal executive offices)                         (Zip Code)



REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (305) 285-2003


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ITEM 5. OTHER EVENTS.

         On August 8, 2001, Marex, Inc. (the "Company") and Genmar Holdings, Inc. ("Genmar") entered into agreement to terminate the Strategic Relationship Agreement and the Warrant Agreement between Marex and Genmar, dated April 26, 2000 (the "Agreement"). In its place, the Company and Genmar executed a Premier Builder Agreement to govern their business relationship prospectively. In connection with the Agreement, all 2,937,337 warrants issued to Genmar in accordance with the terms of the Warrant Agreement were cancelled.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MAREX, INC.

                                                 By: /s/ David A. Schwedel
                                                     ---------------------------
                                                     David A. Schwedel
                                                     Chief Executive Officer

Dated: August 10, 2001


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